UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2025

COLLECTIVE AUDIENCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40723	86-2861807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street

New York, NY 10004

(Address of principal executive offices, including zip code)

(808) 829-1057

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 17, 2025, Collective Audience, Inc., a Delaware corporation (the “Company”), held a special meeting of stockholders of the Company (the “Special Meeting”) in a virtual format.

At the close of business on June 11, 2025, the record date for the Special Meeting, there were 200,000,000 shares of Company common stock issued and outstanding, which constituted all of the issued and outstanding capital stock of the Company as of the record date.

At the Special Meeting, 183,970,146 of the Company’s 200,000,000 shares of common stock entitled to vote as of the record date, or approximately 91.98%, were represented by proxy or in person (virtually), and, therefore, a quorum was present.

The proposals voted on at the Special Meeting are more fully described in the Company's Definitive Proxy Statement on Schedule 14A (the "Proxy Statement") filed by the Company with the Securities and Exchange Commission on July 7, 2025, which information is incorporated herein by reference.

The final voting results on the proposals presented for stockholder approval at the Special Meeting were as follows:

Proposal No. 1: The Company’s stockholders approved the sale by Collective Audience to NYIAX Marketing and Advertising Solutions, Inc. (“Purchaser”) and wholly-owned subsidiary of NYIAX, Inc. (“NYIAX”) of all of the issued and outstanding capital stock of The Odyssey S.A.S. (dba “BeOp”, a French société par actions simplifiée, “BEOP”) and all of Collective Audience’s 51% equity interest in DSL Digital LLC, a Utah limited liability company (“DSL”, and together with BEOP, the “Acquired Companies”) (the “Subsidiary Sale”), pursuant to the terms of that certain equity purchase agreement, dated June 6, 2025 (the “equity purchase agreement”), in exchange for the issuance by NYIAX of shares of its common stock (the “Consideration Shares”) to Collective Audience, subject to the terms and conditions of the equity purchase agreement (the “Subsidiary Sale Proposal”), as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
181,928,664	2,040,944	538	–

Proposal No. 2: The Company’s stockholders approved the adjournment of the Special Meeting to solicit additional proxies in favor of the proposal listed above at the time of the Special Meeting, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
181,923,380	2,046,469	297	–

Although Proposal No. 2 was approved by the Company’s stockholders, the chair of the Special Meeting did not elect to adjourn the meeting, as Proposal No. 1 was also approved.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTIVE AUDIENCE, INC.
Dated: July 23, 2025

	By:	/s/ Peter Bordes
	Name:	Peter Bordes
	Title:	Chief Executive Officer

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